Exhibit 99.1

Code of Ethics
January 2006

TABLE OF CONTENTS

I.	Introduction		3

II.	Conflicts of Interest		3

	A.	Borrowing or Lending Money	4
	B.	Personal Reputation and Finances	4
	C.	Outside Activities	4
	D.	Outside Business Interests	5
	E.	Fiduciary Activities	5

III.	Confidential Information		5

	A.	Information about the Company	6

IV.	Insider Trading		6

V.	Maintaining the Accuracy of Bank Records		8

VI.	Compliance		8

	A.	Seeking Guidance	8
	B.	Seeking Approval	8
	C.	Laws and Regulations	9
	D.	Reporting Misconduct	9
	E.	Retaliation is Prohibited	10
	F.	Roles in Observing Compliance	10
	G.	Initial and Periodic Review and Certification of Compliance	11
	H.	Monitoring the Code of Ethics Policy	11
	I.	Maintenance of Code-Related Records	11

VII.	Certification of Compliance with Code of Ethics Form		12

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I. INTRODUCTION

Union Bankshares Company, Inc. ("Bankshares") and its wholly owned subsidiary, Union Trust Company (the "Bank," and together with Bankshares, the "Company"), is based on a strong foundation of trust and respect. It is essential for us as an organization within the financial industry to maintain a reputation for honesty and fair dealing.

To promote these standards and values, the Board of Directors of the Company established and adopted this Code of Ethics (the "Code") to provide guidance concerning the standards of ethical business practices and responsibilities for all directors, officers, and employees. By adopting this Code, you acknowledge that our success is based on your commitment to observe and practice the highest professional and ethical standards of behavior.

This Code supersedes any prior codes or policies. Any violation of this Code by any director or employee may result in disciplinary action, including discharge.

It is impracticable to think we can delineate all conduct required to ensure adherence to the high ethical standards expected of us, or set forth rules that cover all conceivable situations. This Code, therefore, is not intended to be all-inclusive, but should serve as a guide in applying our philosophy of conducting business with integrity and fairness.

II. CONFLICTS OF INTEREST

A conflict of interest exists if you take for yourself a business opportunity which belongs to the Company. These opportunities rightfully belong to the Company when the Company has first pursued the opportunity, when the business has been offered to the Company when it is the type of business in which the company competes, when the Company has funded it, or when the Company has devoted resources or personnel to develop it. For example, if, as an employee, you helped develop a training program or software package and then start a business to sell those products to other companies outside the Company, you would be improperly taking a business opportunity belonging to the Company.

A conflict of interest may arise when you or one of your family members is a significant shareholder, director, officer, employee, consultant, or agent of an organization that is a competitor, or that has current or prospective business with the Company as a customer, supplier or contractor. In such event, you must take steps to protect confidential information, remove yourself from situations where conflicts may arise and otherwise take steps to ensure that outside activities do not conflict with or impair your ability to perform your responsibilities for the Company and do not adversely affect the integrity or public perception of the Company.

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A. Borrowing or Lending Money

Extending credit is an essential function of our Company. You must be especially careful how you conduct your personal borrowing or lending activities. These guidelines will help prevent conflicts of interest and/or violations of federal law.

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Favoring the interests of certain customers, suppliers, or fellow employees over what would be standard practice or accepted policy for the general public constitutes preferential treatment. This prohibition includes any special treatment for you, family members or close friends. Lending personnel are not permitted to make loans or handle other sensitive financial transactions for yourself or your immediate family. These matters must be handled by an unrelated officer or employee.

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Without the prior written approval of the President, or where applicable, the Board of Directors, you should not borrow from a Company customer or borrow personally from employees. Neither should you co-sign, endorse or assume liability for borrowing of any customer (except a member of your family).

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Directors and executive officers are subject to the borrowing limitations of Regulation O, a federal regulation which pertains to lending to a director or executive officer, it is your responsibility to understand and comply with Regulation O.

* Lenders may not offer preferential interest rates, terms or waived fees on any kind of loan to any director or executive officer unless widely available to other employees.

B. Personal Reputation and Finances

No profession or industry has been held to a higher standard of conduct or provided greater public service than the banking industry. Companies have traditionally recognized their duty to act in a manner of public trust and confidence. Because we are professionals within the financial industry, our customers have the right to assume that we manage our finances impeccably. Consequently, we must avoid activities that may cause the public to lose confidence in us or the Company.

C. Outside Activities

Involvement in civic and political activities is encouraged and beneficial to everyone's personal growth and influence within his or her community and profession, as well as to the Company. However, if you find yourself in a situation where they may be a potential or implied conflict of interest you should seek guidance and/or approval as outlined in the Compliance Section of this policy.

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D. Outside Business Interests

Prior approval as outlined in the Compliance Section of this policy must be obtained in situations where you or your immediate family member may profit from a relationship with a company or other entity that you deal with in the course of your Company duties.

E. Fiduciary Activities

To avoid the appearance of conflicts, employees should not agree to serve as an executor, trustee, personal trust advisor, guardian or other position for anyone except a member of your family without prior approval. If you aren't sure whether a particular situation presents a conflict of interest, ask your manager for clarification, since serving in this capacity requires prior written approval as outlined in the Compliance Section of this policy.

Employees may not accept bequests from Company customers. If this should occur, you must take whatever legal steps are necessary to renounce the bequest. Any exception to this policy will be based on a clear representation that you had a close personal relationship with the deceased who was unrelated to your employment with the Company.

III. CONFIDENTIAL INFORMATION

Confidentiality has always been an essential part of the financial industry. Our customers give us a great deal of sensitive information about them and trust us to keep this information confidential. It is your responsibility to safeguard information about the Company, its customers, suppliers, shareholders and employees. Information you acquire through your employment must be held in the strictest confidence. This information is to be used solely for business purposes, and never for personal gain. It must not be disclosed to anyone else, including family members or even another employee, unless the other employee has a legitimate business reason for obtaining the information in order to perform his or her duties. This is particularly true of relationships between the trust, investment, lending and non-deposit product function for the Company. Indiscriminate handling of documents and discussion of business in public or common areas such as elevators, hallways and rest rooms should be avoided. Except for routine credit inquiries, confidential information may be disclosed to persons outside the Company only when authorized in writing by the customer or as required by law (under subpoena or other process).

The improper disclosure or use of confidential information concerning the Company or anyone with whom we deal may jeopardize the Company's financial well-being and standing in the community and could subject the person responsible for the improper disclosure or misuse of information to civil and criminal prosecution and penalties, including imprisonment and fines.

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A. Information about the Company

You are prohibited from selling, disclosing, or otherwise using the Company's resources or proprietary information for personal benefit or for the benefit of any other party. This information includes all the Company's intellectual property, including but not limited to any written materials, any computer or network-based information, data, any other types of information or data developed for the Company by you or a vendor, supplier or other contractor of the Company.

You agree not to remove from the premises of the Company or its affiliates, except in your capacity as an employee and in pursuit of business on behalf of the Company or its affiliates any documents or objects containing or reflecting confidential information as described above.

IV. INSIDER TRADING

Information about the Company is disclosed to the public in a way so that everyone interested in the Company or its securities will receive that information at the same time. Early or unauthorized disclosure is a violation of federal securities laws.

The use of material non-public information concerning the Company or any of its affiliates (also known as "inside information") in securities transactions ("insider trading"), or the communication of that information to others who use it in securities trading, may violate federal securities laws. Violations of these securities laws are likely to result in harsh consequences for the individuals involved, including:

*	Exposure to investigations by the Securities and Exchange Commission (SEC); Criminal and Civil prosecution;
*	Relinquishing any profits realized or losses avoided through use of the information;
*	Penalties of up to $1,000,000 or three times the amount of any profits or losses, whichever is greater;
*	Prison terms of up to ten years, and/or;
*	Possible additional liability in private lawsuits brought by persons with whom the employee engages in securities transactions.

Insider trading violations can also expose the Company and its employees acting in supervisory capacities to civil liabilities and penalties for the actions of employees under their control who engage in insider trading.

The Company adopted an Insider Trading policy statement to ensure that insider information will not be used by employees in securities transactions and to ensure that the confidentiality of the information will be maintained. This policy also applies to securities transactions made by individuals who reside in the same household with

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employees. Strict compliance is expected from you and members of your households. Any violation may result in disciplinary action, up to and including discharge.

Neither you or a member of your household may purchase or sell any security whether or not issued by the company, if you possess non-public material information concerning the Company or any public company, any director or employee with knowledge of material information regarding Union Trust, its affiliates or another company that transacts business with the company (such as a merger, acquisition candidate or vendor, etc) shall not communicate such information to any other person unless that person requires the information in order to perform his or her professional duties.

Any questions pertaining to these restrictions should be directed to either the Chief Financial Officer or the President.

"Material Information" means information relating to the Company (or any other company with publicly traded securities), or its affiliates, its business operations or securities, which would be likely to affect the market price of any of its securities, or would be likely to be considered important by an investor in determining whether to buy, sell, or hold those securities if the information were to be publicly disseminated. Some examples of the types of information often found to be "material" are:

*	Earnings estimates;
*	Dividends;
*	Acquisitions, including mergers and tender offers;
*	Sales of substantial assets;
*	Significant write-downs of assets or additions to reserves or bad debts or contingent liabilities;
*	Liquidity problems;
*	Important management developments;
*	Public offerings;
*	Major price or marketing changes;
*	Significant litigation or investigations by internal auditors or government bodies.

Information about a company should be considered non-public if it is not widely disseminated to the general public. Information would generally be deemed "widely disseminated" if it has been disclosed, for example, in:

*	Radio or television;
*	Newspapers or magazines;
*	Public documents filed with SEC, such as periodic reports, prospectuses or proxies.

You or immediate family members and others residing at their place of residence, may not purchase or sell a security until at least 48 hours after the material non-public information you possess has been widely disseminated.

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V. MAINTAINING THE ACCURACY OF BANK RECORDS

The Company's records must be completely accurate. In order to insure such accuracy, you must comply with all internal control procedures established by the Company for the safeguarding of assets and proper reporting and disclosure of financial information. You may not make any false or misleading entries in the Company's books, records, or filings or provide false information to anyone. All directors and employees should respond honestly and candidly when dealing with the bank's independent and internal auditors, regulators and attorneys. Your appropriate actions will insure that the Company will timely record all transactions correctly in accordance with regulatory requirements.

If you become aware of questionable accounting or auditing matters, you must report such to the Internal Auditor. This submission may be anonymous, if you so choose. The Internal Auditor in concert with the Audit Committee Chairperson is charged with receiving and handling all such issues in a confidential manner. When appropriate, the Audit Committee will promptly report violations of the Code of Ethics in accordance with rules and regulations established by the Securities and Exchange Commission.

VI. COMPLIANCE

A. Seeking Guidance

The Company conducts itself and its business dealings so as to comply with all applicable laws and regulations. Where the requirements of such laws and regulations are unclear, the advice of the Compliance Officer, President, or Chairman of the Board as appropriate must be sought to secure interpretation and to ensure compliance.

B. Seeking Approval

If you have questions or concerns about issues that may be governed by the Code, if any doubt exists regarding the propriety of any action or activity, if the application of the rules or guidance of this Code to a particular circumstance is unclear, you should seek approval, as set forth below, before undertaking the activity.

Employees with the assistance of their manager will seek review and approval by the President. Instances involving the President of the Company shall be reviewed and approved by the Company's Audit Committee. Instances involving non-employee Directors shall be the Chairman of the Board. Determinations rendered under this approval process will be based upon whether the questionable course of action poses a threat to the integrity of the Company. All such requests for approval or clarification must be in writing and shall be forwarded to and retained by the Compliance Officer of the Company.

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C. Laws and Regulations

You must comply with all laws, regulations, and policy statements including all applicable federal and state criminal laws. (e.g. fraud, check kiting, embezzlement, making fictitious loans, conversion and conflicts of interest). If you are convicted of a criminal offense, whether or not it is related to the Company, you will face substantial fines and imprisonment. You must conduct business affairs in a manner consistent with applicable safety and soundness standards and the requirement of this Code.

Specifically, the law prohibits:

*	Taking any money, funds, credits, assets, securities, software, or other property from the Company, including embezzlement or misappropriation of funds.
*	Taking gifts, favorable treatment, bribes or anything of value in conjunction with general business decisions or Company transactions.
*	Making false entries in accounting records, reports, financial statements or other documents.
*	Using threats, physical force or other unauthorized means to collect money.
*	Using Company funds or assets to finance campaigns for political office.
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Making a loan or giving a gift to an examiner who has the authority to examine the Company or any of its affiliates or to an external auditor who has the authority to audit the Company or any of its affiliates.

*	Failing to report currency transactions and other matters as required by the Bank Secrecy Act.
*	Knowing that a criminal offense has been committed and not notifying appropriate Company personnel and helping someone avoid capture or punishment.

D. Reporting Misconduct

The Company's reputation for integrity depends upon the conduct of its directors and employees. You are an integral part of the Company's defenses against fraud, civil or criminal liability and unethical business practices.

If you observe, have knowledge of or become aware of any illegal or improper conduct on the part of another employee or person providing services for the Company, you must immediately communicate that information to your manager, the Auditor, the President or Chairman of the Board of Directors as appropriate.

Unless you report such situations, the Company cannot deal with such problems appropriately. If a director or employee conceals improper conduct, it often compounds the problem and may delay, hamper or preclude appropriate responses that could prevent further issues. Additionally, if you fail to disclose improper conduct of which you become aware, you may be exposing yourself to disciplinary action or grounds for dismissal.

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E. Retaliation is Prohibited

The Company prohibits retaliation against any individual who, in good faith, reports any violation of law, regulation, company policy or this Code, or any individual who participates in, or otherwise supports, an investigation of such reports. Anyone who retaliates against an individual under such circumstances will be subject to disciplinary action up to and including termination.

F. Roles in Observing Compliance

Role of Employees and Officers

*	Understand the Company's internal policies and procedures and the legal and regulatory framework within which the Company operates.
*	Read and be familiar with conduct rules outlined in this Code and periodically review them.
*	Persons are encouraged to reread the Code on a regular basis to refresh their recollections of its content.
*	Comply with the conduct standards outlined in this Code in all dealings and actions, including those with clients, the public, vendors and co-workers.
*	Seek guidance, approval and/or clarifications of any questionable issue in accordance with the Code.
*	Report in a timely manner any conduct that may constitute a violation of the Code or illegal or unethical.
*	Cooperate with management during fact-finding investigations and comply with any confidentiality rules imposed.

Additional Roles of Management

*	Establish, communicate and promote compliance with business conduct standards, both personally and within your organization/department.
*	Provide employees with information about standards, policies, procedures and rules, including giving employees access to applicable handbooks and manuals.
*	Address any behavior that indicates an employee may not understand or may not be complying with the Code, company policies, or laws, rules and regulations.
*	Answer employee questions about business conduct and seek advice from senior management or the legal department.
*	Ensure that conduct that may be in violation of Company policies, including the Code, or illegal or unethical, is reported on a timely basis in accordance with the Code.

Role of Directors
*	Review the Code annually and recommend any changes.
*	Ensure that management establishes procedures for implementing the Code.

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* Ensure that management carries out the operation of the Company in accordance with the laws, rules and regulations and Company policies, including the Code.
* Review any reports by management regarding issues raised in accordance with the Code.

G. Initial and Periodic Review and Certification of Compliance

The Company will maintain a copy of this Code as part of its permanent corporate records. The Compliance Officer will maintain written reports of any reports, disclosures or investigations made under this Code and resolutions of any such matters.

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Initial Review - All directors and employees of the Company shall be provided a copy of this Code as soon as practicable after its approval by the Board of Directors or at the time of (or as soon as practicable after) the person's initial association or employment with the Company. All such persons will certify that they have read this Code and that any questions regarding this Code have been answered by the Compliance Officer or other Company representative to their satisfaction.

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Annual Review - All directors and employees must review a copy of this Code annually for as long as this code remains in effect and sign a certification at such time that they are not aware of any then-existing Code Violation of any Code Violation occurring since the person's last annual certification.

H. Monitoring the Code of Ethics Policy

Collectively, the Internal Auditor and Compliance Officer will monitor internal controls against self-serving practices and conflicts to identify operational weaknesses and to ensure corrective action and compliance with laws, regulations and internal policies.

I. Maintenance of Code-Related Records

The Company shall separately maintain and secure the certificates and all other records, documents and other information relating to the Code and its administration and make such records, documents and other information promptly available to authorized representatives of the applicable federal banking agency. The Company will also make such records, documents and other information promptly available to the Audit Committee of the Board of Directors, the President of the Company and the Chairman of the Board to assist them in executing their responsibilities under this Code and under other applicable laws and regulations.

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VII. CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

I hereby certify to the Audit Committee of Union Bankshares Company, Inc. that:

1.

I have read the Code of Ethics of the Company ("Code") at least once during the past 12 months and understand my responsibility to comply with the principles and policies contained in the Code. I recognize that my failure to comply with such principles and policies will be cause for severe disciplinary action, including removal from my position or the Board in a manner consistent with the Company's bylaws.

2.	Except as stated in paragraph 3 immediately below:
	a.	To the best of my knowledge, I and members of my immediate family, do not have any interest which might be deemed to be a conflict of interest under Code;
	b.	To my knowledge, I have not violated any federal, state, local or foreign law in connection with the Company's business; and
	c.	I am not aware of any Union Bankshares Company, Inc., activities which violate the Code.
3.	Exceptions to the above should be noted below:

I hereby certify that the above statements are, to the best of my knowledge and belief, true and accurate.

Date

(Signature)

(Please print you full name above)

(Title)

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